Exhibit 10.3

*** CERTAIN INFORMATION IS OMITTED FROM THE FILED EXHIBIT***

July 3, 2025

Re: Letter Agreement (“Letter Agreement”)

Dear Noteholder:

July 2024 Convertible Notes

On July 8, 2024, Charles & Potomac Capital, LLC (“C&P”) purchased a convertible note (the “July 8 Note”) of Ondas Networks Inc., a Texas corporation (the “Company”), for the aggregate principal amount of $700,000. On July 23, 2024, C&P purchased a convertible note (the “July 23 Note,” together with the July 8 Note, the “Notes”) of the Company, for the aggregate principal amount of $800,000. Capitalized terms used but not defined in this section shall have the respective meanings set forth in the Notes.

Pursuant to Section 1 of the Notes, the Maturity Dates of the July 8 Note and July 23 Note are July 8, 2025 and July 23, 2025, respectively. The Company is requesting an extension of the Maturity Dates of the Notes to December 31, 2025.

September 2024 Secured Note

Reference in this section is made to the Secured Note Agreement, dated September 3, 2024, as amended (the “September Agreement”), by and between the Company and C&P, pursuant to which C&P extended a line of credit to the Company in the amount of $1,500,000. Capitalized terms used but not defined in this section shall have the respective meanings set forth in the September Agreement.

Pursuant to Section 3(a) of the September Agreement, the Maturity Date of the Loan is July 23, 2025. The Company is requesting an extension of the Maturity Date of the Loan from July 23, 2025 to December 31, 2025.

November 2024 Convertible Notes

Reference in this section is made to the Securities Purchase Agreement, dated November 13, 2024, by and between the Company and a private investor group (“November Lenders”), pursuant to which November Lenders purchased secured convertible promissory notes from the Company, in the aggregate amount of $2.07 million (the “November Notes”). Capitalized terms used but not defined in this section shall have the respective meanings set forth in the November Notes.

Pursuant to Section 1 of the November Notes, the Maturity Date of the November Notes are September 30, 2025. The Company is requesting an extension of the Maturity Date of the November Notes from September 30, 2025 to December 31, 2025.

January 2025 Convertible Notes

Reference in this section is made to the Securities Purchase Agreement, dated January 15, 2025, by and between the Company and a private investor group (“January Lenders”), pursuant to which January Lenders purchased secured convertible promissory notes from the Company, in the aggregate amount of $2.93 million (the “January Notes”). Capitalized terms used but not defined in this section shall have the respective meanings set forth in the January Notes.

Pursuant to Section 1 of the January Notes, the Maturity Date of the January Notes are September 30, 2025. The Company is requesting an extension of the Maturity Date of the January Notes from September 30, 2025 to December 31, 2025.

Ondas Holdings Inc.

One Marina Park Drive, Suite 1410, Boston, MA 022210

+1-888-350-9994 ■ www.ondas.com

April 2025 Secured Note

Reference in this section is made to the Secured Note Agreement, dated April 4, 2025 (the “April Agreement”), by and between the Company and Ondas Holdings Inc. (“April Lender”), pursuant to which April Lender extended a loan the Company in the amount of $3,000,000. Capitalized terms used but not defined in this section shall have the respective meanings set forth in the April Agreement.

Pursuant to Section 3(a) of the April Agreement, the Maturity Date of the Loan is July 23, 2025. The Company is requesting an extension of the Maturity Date of the Loan from July 23, 2025 to December 31, 2025.

If the extension of the Maturity Date to December 31, 2025 is acceptable, please agree and acknowledge this Letter Agreement.

We appreciate your continued support.

Sincerely,

ONDAS NETWORKS INC.

By:	/s/ Neil Laird
Name:	Neil Laird
Title:	Interim Chief Financial Officer

Agreed to and acknowledged by:

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Ondas Holdings Inc.

One Marina Park Drive, Suite 1410, Boston, MA 022210

+1-888-350-9994 ■ www.ondas.com